U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K/A


                                    CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): November 11, 2004

                                    GAMEZNFLIX, INC.
                (Exact Name of Registrant as Specified in Its Charter)

          Nevada                      0-29113                  54-1838089
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)

      1535 Blackjack Road, Franklin, Kentucky                 42134
      (Address of Principal Executive Offices)               (Zip Code)

     Registrant's telephone number, including area code:  (270) 598-0385



            Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 11, 2004, the Registrant entered into a Securities Purchase Agreement with Golden Gate Investors, Inc. (see Exhibit 4.1). Under this agreement, Golden Gate agreed to purchase from the Registrant a convertible debenture in the aggregate principal amount of $1,500,000. In conjunction with the debenture, the Registrant also issued to Golden Gate a warrant, dated November 11, 2004, to purchase 15,000,000 shares of common stock of the company, exercisable at $1.00 per share (see Exhibit 4.2). In connection with this agreement, the Registrant also granted certain rights under a registration rights agreement, dated November 11, 2004, to the shares to be issued upon conversion of the debenture and the warrant (see
Exhibit 4.3).

     On November 17, 2004, the Registrant and Golden Gate entered into an Addendum to Convertible Debenture and Securities Purchase
Agreement (see Exhibit 4.4). Under this Addendum, certain payment terms were changed.

     On December 17, 1005, the Registrant and Golden Gate entered into another Addendum to Convertible Debenture and Securities
Purchase Agreement (see Exhibit 4.5). Under this Addendum, certain payment terms were further changed.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GameZnFlix, Inc.



Dated: January 14, 2005                By: /s/ John Fleming
                                       John Fleming, Chief Executive Officer


                                  EXHIBIT INDEX

Number                      Description

4.1     Securities Purchase Agreement between the Registrant and
        Golden Gate Investors, Inc., dated November 11, 2004
        (incorporated by reference to Exhibit 4.1 of the Form 8-K filed on November 30, 2004).

4.2 Warrant to Purchase Common Stock issued by the Registrant in favor of Golden Gate Investors, Inc., dated November 11, 2004 (incorporated by reference to Exhibit 4.2 of the Form 8-K filed on November 30, 2004).

4.3     Registration Rights Agreement between the Registrant and
        Golden Gate Investors, Inc., dated November 11, 2004
        (incorporated by reference to Exhibit 4.3 of the Form 8-K filed on November 30, 2004).

4.4 Addendum to Convertible Debenture and Securities Purchase Agreement between the Registrant and Golden Gate Investors, Inc., dated November 17, 2004 (incorporated by reference to
        Exhibit 4.4 of the Form 8-K filed on November 30, 2004).

4.5     Addendum to Convertible Debenture and Securities Purchase
        Agreement between the Registrant and Golden Gate Investors, Inc., dated December 17, 2004 (filed herewith).

                                 EX-4.5
           ADDENDUM TO CONVERTIBLE DEBENTURE AND SECURITIES
                          PURCHASE AGREEMENT

               ADDENDUM TO CONVERTIBLE DEBENTURE AND
                 SECURITIES PURCHASE AGREEMENT

This Addendum to Convertible Debenture and Warrant to Purchase Common Stock ("Addendum") is entered into as of the 17th day of December
2004 by and between GameZnFlix, Inc., a Nevada corporation
("GameZnFlix"), and Golden Gate Investors, Inc., a California corporation ("GGI").

WHEREAS, GGI and Gameznflix are parties to that certain 4 3/4 %
Convertible Debenture dated as of November 11, 2004 ("Debenture");
and

WHEREAS, GGI and Gameznflix are parties to that certain Warrant to Purchase Common Stock dated as of November 11, 2004 ("Warrant"); and

WHEREAS, the parties desire to amend the Debenture and Warrant in certain respects.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Gameznflix and GGI agree as follows:

1. All terms used herein and not otherwise defined herein shall have the definitions set forth in the Debenture.

2. The Principal Amount of the Debenture is hereby changed to be $150,000. The minimum conversion amount set forth in section 3.1(a) of the Debenture shall be $100, rather than $1,000. The second sentence of section 3.1(a) of the Debenture is amended to read as follows: "The number of shares into which this Debenture may be converted is equal to the dollar amount of the Debenture being converted multiplied by 110, minus the product of the Conversion Price multiplied by 100 times the dollar amount of the Debenture being converted, and the entire foregoing result shall be divided by the Conversion Price."

3. The Exercise Price of the Warrant shall be $1.09. The Warrant shall be exercised in an amount equal to 100 times the amount of the Debenture being converted.

4.  Upon notification and verification that the Registration
    Statement has been filed with the SEC, GGI shall advance $50,000 to Gameznflix; such funds shall represent a prepayment towards the exercise of Warrant Shares under the Warrant, the timing of which shall be at GGI's sole discretion.

5. Upon notification and verification that the Registration Statement has been declared effective by the SEC, GGI shall advance $150,000 (less legal fees paid by GGI) to Gameznflix; such funds shall represent a prepayment towards the exercise of Warrant Shares under the Warrant, the timing of which shall be at GGI's sole discretion.

6. Except as specifically amended herein, all other terms and conditions of the Debenture and Warrant shall remain in full force and effect.

IN WITNESS WHEREOF, Gameznflix and GGI have caused this Addendum to be signed by its duly authorized officers on the date first set forth above.

GameZnFlix, Inc.                       Golden Gate Investors, Inc.



By: /s/  John Fleming                  By: /s/  Travis W. Hoff
Name: John Fleming                     Name: Travis W. Hoff
Title: Chief Executive Officer         Title: Portfolio Manager